Fiscal 2015 Fourth Quarter Supplemental Presentation Materials Donald Nolan, President & CEO Martha Fusco, Interim CFO, VP Finance & Corporate Controller July 30, 2015 Exhibit 99.2

Safe Harbor Statement Certain statements in this presentation may be forward-looking in nature, or "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are statements that do not relate strictly to historical or current facts. For example, statements about the timing of consummation of the transaction, statements about Kennametal's outlook for earnings, and expectations regarding future growth are forward-looking statements. Any forward- looking statements are based on current knowledge, expectations and estimates that involve inherent risks and uncertainties. Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, our actual results could vary materially from our current expectations. There are a number of factors that could cause our actual results to differ from those indicated in the forward-looking statements. They include: the failure of any conditions to consummation of the transaction not being satisfied or waived, economic recession; availability and cost of the raw materials we use to manufacture our products; our foreign operations and international markets, such as currency exchange rates, different regulatory environments, trade barriers, exchange controls, and social and political instability; changes in the regulatory environment in which we operate, including environmental, health and safety regulations; our ability to protect and defend our intellectual property; competition; our ability to retain our management and employees; demands on management resources; demand for and market acceptance of our products; potential claims relating to our products; integrating acquisitions and achieving the expected savings and synergies; business divestitures; and implementation of environmental remediation matters. Many of these risks are more fully described in Kennametal's latest annual report on Form 10-K and its other periodic filings with the Securities and Exchange Commission. We undertake no obligation to release publicly any revisions to forward-looking statements as a result of future events or developments. This presentation includes certain non-GAAP financial measures as defined by SEC rules. As required by Regulation G, we have provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available on our website at www.kennametal.com. Once on the homepage, select “Investor Relations” and then “Events.” © 2015 Kennametal Inc. l All rights reserved. l 1

June Quarter Highlights © 2015 Kennametal Inc. l All rights reserved. l 2 • Performance driven by progress on cost reduction measures and significant improvements in working capital – Adjusted EPS $0.46 for June quarter – $2.02 for Fiscal 2015 • Record free operating cash flow of $267M • Restructuring programs on track for $115-$135 million annualized savings – Savings of $17 million in the quarter, $77 million since inception • Dividend increase of $0.02 per share – or 11 percent – to $0.20 per share – Indicates long-term commitment to shareholder returns

© 2015 Kennametal Inc. l All rights reserved. l 3 Current Initiatives • Portfolio simplification – Potential divestitures of approximately $150-$250M sales – Accretive to operating margin when completed • Footprint restructuring – Reduce overall footprint 20-25 percent, includes divestitures – Closed 6 facilities; divested 1 facility – Announced rationalization of 2 additional facilities – Additional actions to eliminate ‘stranded costs’ • Benchmarking G&A costs; 6% headcount reduction YOY • Improving working capital, sustainable through cycle • Strengthening commercial capability – Better alignment between sales, marketing & customer service – Investing in information technologies, i.e. CRM system

• Fiscal 2016 EPS $1.70 to $2.00 per share – Includes $0.30 to $0.35 per share FX headwinds – Organic sales decline 1-3 percent – Negative sales impact of 6 percent due to currency – Difficult comparisons through December 2015 • Expect some growth in Industrial segment; not sufficient to offset weakness in Infrastructure segment • Free operating cash flow of $115-$135M – Anticipated capital expenditures of $160-$175M • Priority uses of cash – Business reinvestment – Dividend increases – Evaluate opportunities to buy back shares Fiscal 2016 Expectations © 2015 Kennametal Inc. l All rights reserved. l 4

© 2015 Kennametal Inc. l All rights reserved. l 5 Long-Term Opportunities • Focused on delivering meaningfully improved profitability; expanding ROIC to double-digit • Rebuilding KMT’s investment story – Simplify business – Re-align cost structure – Support future growth, i.e. innovation & new products • Focus on execution and delivering on our commitments – Invest to drive both top line and bottom line – Reduced asset base, when divestitures completed – Strength in core business • KMT positioned to drive margin expansion and improve return profile over long-term

June Quarter Financial Update (on an adjusted basis, in USD-000s, except percentages and per share amounts) © 2015 Kennametal Inc. l All rights reserved. l 6 Consolidated Results June 2015 June 2014 Segment Results Industrial Infrastructure Sales 637,653$ 772,204$ Sales 357,519$ 280,134$ Organic -10% N/A FX -10% -6% FX -7% N/A Organic -4% -16% Prior year divestiture -1% N/A Prior year divestiture -1% N/A Business days 1% N/A Business days 1% 1% Gross Profit Margin % 30.1% 33.1% Sales Growth by Region: Operating Expense 129,232$ 152,372$ Americas -6% -21% as a % of Sales 20.3% 19.7% Europe -1% -5% Operating Income 56,316$ 95,447$ Asia 0% -17% Operating Margin 8.8% 12.4% Approximate Sales by End Markets: Effective Tax Rate (as Reported) 24.8% 30.5% General Engineering 0% N/A Earnings per Diluted Share 0.46$ 0.79$ Transportation -2% N/A Free Operating Cash Flow 266,620$ 155,733$ Aerospace & Defense -7% N/A Energy -22% -23% Earthworks N/A -11% Operating Income 50,514$ 5,684$ Operating Margin 14.1% 2.0% Restructuring and Related Charges and Savings (Pre-Tax) Estimated Charges Charges To Date Estimated Annualized Savings Approximate Savings To Date Expected Completion Date Phase 1 $55M-$60M $52M $50M-$55M $30M 6/30/2016 Phase 2 $90M-$100M $24M $40M-$50M $7M 12/31/2016 Phase 3 $40M-$45M $1M $25M-$30M — 3/31/2017 Total $185M-$205M $77M $115M-$135M $37M Free Operating Cash Flow (record achieved in 2015) June 2015 June 2014 Net cash flow from operating activities 351,437 271,873$ Purchases of property, plant and equipment (100,939) (117,376) Proceeds from disposals of property, plant and equipment 16,122 1,236 Free operating cash flow 266,620$ 155,733$

Outlook © 2015 Kennametal Inc. l All rights reserved. l 7 Total Sales (7%) - (9%) Organic Sales (1%) - (3%) Effective Tax Rate (excluding special charges) 24% - 26% Adjusted EPS $1.70 - $2.00 Cash from Operating Activities $275M - $310M Net Capital Expenditures $160M - $175M Free Operating Cash Flow $115M - $135M Outlook Fiscal 2016 • Limited visibility in customer demand trends o Modest growth in Industrial not sufficient to offset weakness in Infrastructure • Adjusted EPS guidance of $1.70 - $2.00 includes currency headwinds of $0.30 - $0.35 o Organic declines partially offset by restructuring and additional cost actions